Exhibit 24.1

POWER OF ATTORNEY

The undersigned Director of Northrim BanCorp, Inc. (the “Company”) hereby appoints Michael G. Huston and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agenda, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2024 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 27th day of February, 2025.

/s/ Anthony J. Drabek
Anthony J. Drabek

POWER OF ATTORNEY

The undersigned Director of Northrim BanCorp, Inc. (the “Company”) hereby appoints Michael G. Huston and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agenda, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2024 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 3rd day of March, 2025.

/s/ Karl L. Hanneman
Karl L. Hanneman

POWER OF ATTORNEY

The undersigned Director of Northrim BanCorp, Inc. (the “Company”) hereby appoints Michael G. Huston and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agenda, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2024 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 27th day of February, 2025.

/s/ Shauna Z. Hegna
Shauna Z. Hegna

POWER OF ATTORNEY

The undersigned Director of Northrim BanCorp, Inc. (the “Company”) hereby appoints Michael G. Huston and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agenda, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2024 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 26th day of February, 2025.

/s/ Michael G. Huston
Michael G. Huston

POWER OF ATTORNEY

The undersigned Director of Northrim BanCorp, Inc. (the “Company”) hereby appoints Michael G. Huston and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agenda, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2024 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 28th day of February, 2025.

/s/ David W. Karp
David W. Karp

POWER OF ATTORNEY

The undersigned Director of Northrim BanCorp, Inc. (the “Company”) hereby appoints Michael G. Huston and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agenda, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2024 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 3rd day of March, 2025.

/s/ Joseph P. Marushack
Joseph P. Marushack

POWER OF ATTORNEY

The undersigned Director of Northrim BanCorp, Inc. (the “Company”) hereby appoints Michael G. Huston and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agenda, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2024 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 26th day of February, 2025.

/s/ David J. McCambridge
David J. McCambridge

POWER OF ATTORNEY

The undersigned Director of Northrim BanCorp, Inc. (the “Company”) hereby appoints Michael G. Huston and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agenda, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2024 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 2nd day of March, 2025.

/s/ Krystal M. Nelson
Krystal M. Nelson

POWER OF ATTORNEY

The undersigned Director of Northrim BanCorp, Inc. (the “Company”) hereby appoints Michael G. Huston and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agenda, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2024 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 28th day of February, 2025.

/s/ Marilyn F. Romano
Marilyn F. Romano

POWER OF ATTORNEY

The undersigned Director of Northrim BanCorp, Inc. (the “Company”) hereby appoints Michael G. Huston and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agenda, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2024 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 27th day of February, 2025.

/s/ Joseph M. Schierhorn
Joseph M. Schierhorn

POWER OF ATTORNEY

The undersigned Director of Northrim BanCorp, Inc. (the “Company”) hereby appoints Michael G. Huston and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agenda, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2024 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 4th day of March, 2025.

/s/ Aaron M. Schutt
Aaron M. Schutt

POWER OF ATTORNEY

The undersigned Director of Northrim BanCorp, Inc. (the “Company”) hereby appoints Michael G. Huston and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agenda, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2024 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 27th day of February, 2025.

/s/ John C. Swalling
John C. Swalling

POWER OF ATTORNEY

The undersigned Director of Northrim BanCorp, Inc. (the “Company”) hereby appoints Michael G. Huston and Jed W. Ballard, and each of them, with full power to act alone, as his/her true and lawful attorney-in-fact and agenda, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, and in his/her place and stead, in any and all capacities, to execute the Company’s 2024 Annual Report on Form 10-K, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacity indicated on this 6th day of March, 2025.

/s/ Linda C. Thomas
Linda C. Thomas